MFS(R) STRATEGIC VALUE FUND

           Supplement to the December 1, 2001 as revised June 7, 2002


                As revised July 1, 2002 to the Current Prospectus

This Supplement describes the fund's class I shares, and it supplements certain information in the fund's Prospectus dated December 1, 2001. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.

You may purchase class I shares only if you are an eligible investor, as described under the caption "Description of Share Classes" below.


1.   RISK RETURN SUMMARY

     Performance Table. The "Performance Table" is intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The table is supplemented as follows:


Average Annual Total Returns as of December 31, 2000:

                                             1 Year          Life*
     Class I shares                         31.25%           27.30%
     Russell 1000 Value Index+**             7.01%            6.52%
     Average multi-cap value fund++          8.84%            4.60%
-----------------------
+    Source: Standard & Poor's Micropal, Inc.
++   Source: Lipper, Inc.
* Fund performance figures are for the period from the commencement of the fund's investment operations on March 17, 1998, through December 31, 2000. Index and Lipper average returns are from April 1, 1998.
** The Russell 1000 Value Index is a broad-based unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values relative to the companies in the Russell 1000 Growth Index.

The fund commenced investment operations on March 17, 1998, with the offering of class A shares and class I shares.


2.   EXPENSE SUMMARY

        Expense Table.  The "Expense Table" is supplemented as follows:

   Annual Fund Operating Expenses (expenses that are deducted from fund assets)

             Management Fees.....................................       0.75%
             Distribution and Service (12b-1 Fees)...............       0.00%
             Other Expenses(1)...................................       0.29%
                                                                        -----
             Total Annual Fund Operating Expenses................       1.04%
--------------------
(1) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Total Annual Fund Operating Expenses" would be 0.95%.

Example of Expenses. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The "Example of Expenses" table is supplemented as follows:

The examples assume that:

     o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

     o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

     o    The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                Year 1     Year 3     Year 5     Year 10
                                ------     ------     ------     -------

        Class I Shares           $106       $331       $574       $1,271

3.   DESCRIPTION OF SHARE CLASSES


The "Description of Share Classes" is supplemented as follows:


If you are an eligible investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of the fund.


The following eligible investors may purchase class I shares:

     o certain retirement plans established for the benefit of employees of MFS and employees of MFS' affiliates; and

     o any fund distributed by MFD, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds.

     o    any retirement plan, endowment or foundation which:

               has, at the time of purchase of class I shares, aggregate assets of at least $100 million; and

               invests at least $10 million in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds (additional investments may be made in any amount).

          MFD may accept purchases from smaller plans, endowments or foundations or in smaller amounts if it believes, in its sole discretion, that such entity's aggregate assets will equal or exceed $100 million, or that such entity will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time, and may make other exceptions in its sole discretion from time to time;

     o bank trust departments or law firms acting as trustee or manager for trust accounts which, on behalf of their clients (i) initially invest at least $100,000 in class I shares of the fund or (ii) have, at the time of purchase of class I shares, aggregate assets of at least $10 million invested in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds. MFD may accept purchases that do not meet these dollar qualification requirements if it believes, in its sole discretion, that these requirements will be met within a reasonable period of time. Additional investments may be made in any amount;

     o    certain  retirement  plans  offered,   administered  or  sponsored  by
          insurance companies, provided that these plans and insurance companies meet certain criteria established by MFD from time to time; and

     o certain 529 college savings plans, provided that these plans meet certain criteria established by MFD from time to time.

In addition, MFD, at its sole discretion, may accept investments from other purchasers not listed above.

In no event will the fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of class I shares. The payment of any such sales commission or compensation would, under the fund's policies, disqualify the purchaser as an eligible investor in class I shares.


4.   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:

You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). You may exchange your class I shares for class I shares of another MFS fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.

5.   FINANCIAL HIGHLIGHTS

The "Financial Highlights" table is intended to help you understand the fund's financial performance. It is supplemented as follows:

Financial Statements - Class I Shares

                                                                               Year Ended July 31,                     Period Ended
                                                                    2001             2000              1999           July 31, 1998*
                                                                    ----             ----              ----           --------------
Per share data (for a share outstanding throughout each
period)
Net asset value - beginning of year                                $ 12.19          $ 14.23          $   10.65           $  10.00
                                                                   -------          -------          ---------           --------
Income from investment operations# -
    Net investment incomess.                                       $  0.10         $   0.07         $     0.05          $    0.05
    Net realized and unrealized gain on investments and
      foreign currency                                                2.54             0.93               4.07               0.60
                                                                  --------        ---------        -----------         ----------
        Total from investment operations                          $   2.64         $   1.00         $     4.12          $    0.65
                                                                  --------         --------         ----------          ---------
Less distributions declared to shareholders
    From net investment income                                     $ (0.06)        $  (0.09)        $   ( 0.04)           $   --
    From net realized gain on investments and foreign
      currency transactions                                          (1.16)           (2.52)            ( 0.50)               --
                                                               ------------
    In excess of net realized gain on investments and
      foreign currency transactions                                 $ --           $  (0.43)              --                  --
                                                                    -----          ---------          --------            ------
        Total distributions declared to shareholders               $ (1.22)        $  (3.04)        $   ( 0.54)           $   --
                                                                   --------        ---------        -----------           ------
Net asset value - end of period                                    $ 13.61          $ 12.19          $   14.23            $ 10.65
                                                                   -------          -------          ---------            -------
Total return                                                         22.36%            9.89%             40.52%              6.50%++
Ratios (to average net assets)/Supplemental datass.
    Expenses##                                                        1.15%            1.26%              1.27%              1.25%+
    Net investment income                                             0.75%            0.59%              0.45%              1.19%+
Portfolio turnover                                                    63%              142%                131%               48%
Net assets at end of period (000 Omitted)                           $5,209             $1,063             $1,226             $166

-------------------------
ss. Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of the management fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. In addition, prior to December 1, 2000 the investment adviser voluntarily waived its fees. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:

       Net investment income (loss)                               $  0.03          $ (0.36)           $  (0.24)          $  (0.25)
       Ratios (to average net assets):
         Expenses##                                                  1.65%            4.78%               3.58%              8.23%+
         Net investment loss                                         0.25%           (2.93)%             (1.86)%            (5.78)%+

* For the period from the commencement of the fund's investment operations, March 17, 1998, through July 31, 1998.
+    Annualized.
++   Not annualized.
#    Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

   The date of this Supplement is December 1, 2001 as revised June 7, 2002 As revised July 1, 2002.